COMMON STOCK
NUMBER

POR0387

INCORPORATED UNDER THE LAWS
OF THE STATE OF OREGON

# Portland General Electric

COMMON STOCK
SHARES

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 736508 84 7

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

## PORTLAND GENERAL ELECTRIC COMPANY

transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and its seal to be hereunto affixed.

Date:

VICE PRESIDENT, GENERAL COUNSEL
AND ASSISTANT SECRETARY

PORTLAND GENERAL ELECTRIC COMPANY
CORPORATE
SEAL

James J. Piro
CHIEF EXECUTIVE OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, New York)
Transfer Agent
and Registrar

By
Authorized Signature

# PORTLAND GENERAL ELECTRIC COMPANY

The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class of shares authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of the subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common
TEN ENT- as tenants by the entireties
JT TEN- as joint tenants with right of survivorship and not as tenants in common

(Oregon Custodians use the following)
(Name) CUST UL OREG (Name) MIN-________________ as Custodian under the laws of Oregon, for a minor ________________

(Name) CUST (Name) (State) UNIF GIFT MIN ACT- ________ Custodian ________
(Cust) (Minor)

Under ________________ Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________

________________________________________

______________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By ________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.